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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JUNE 12, 2003


                         MAX & ERMA'S RESTAURANTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                       0-11514                      31-1041397
(STATE OR OTHER              (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              4849 Evanswood Drive
                               Columbus, OH 43229
                                 (614) 431-5800

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. EXHIBITS.

     (c)  EXHIBITS.

     Exhibit No.    Description

        99 Press Release, dated June 12, 2003, entitled "MAX & ERMA'S RESTAURANTS, INC. REPORTS SECOND QUARTER RESULTS."

ITEM 9. REGULATION FD DISCLOSURE

     On June 12, 2003, Max & Erma's Restaurants, Inc. (the "Company") issued a press release entitled, "MAX & ERMA'S RESTAURANTS, INC. REPORTS SECOND QUARTER RESULTS" regarding its financial results for the twelve weeks ending May 11, 2003. A copy of the Company's press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Max & Erma's Restaurants, Inc.


Date: June 12, 2003                    By:  /s/ William C. Niegsch
                                          --------------------------------------
                                          William C. Niegsch, Executive Vice
                                          President and Chief Financial Officer



                                       2
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                                  EXHIBIT INDEX

Exhibit No.         Description

   99 Press Release, dated June 12, 2003, entitled "MAX & ERMA'S RESTAURANTS, INC. REPORTS SECOND QUARTER RESULTS."